UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 9, 2022

LAZYDAYS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38424	82-4183498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4042 Park Oaks Blvd., Suite 350, Tampa, Florida	33610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(813) 246-4999

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LAZY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Lazydays Holdings, Inc. (“Lazydays” or the “Company”) held its annual meeting of stockholders on June 9, 2022 (the “Annual Meeting”). As described in the proxy statement furnished to stockholders in connection with the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on April 29, 2022 (the “Proxy Statement”), the following matters were voted on by the Company’s stockholders at the Annual Meeting: (1) the election of Jordan Gnat and Erika Serow as Class A directors each to serve until the 2025 annual meeting of stockholders, or until his or her successor shall have been duly elected and qualified; (2) approval of amendments to the 2018 Long-Term Incentive Plan, including an increase in the number of shares available for issuance under the Plan; and (3) the ratification of the appointment of RSM US LLP to serve as Lazydays’ independent registered public accounting firm for the fiscal year ending December 31, 2022. The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

1. Jordan Gnat and Erika Serow were elected as Class A directors each to serve until the 2025 annual meeting of stockholders, or until his or her successor shall have been duly elected and qualified, by the votes set forth below:

	Votes For	Votes Withheld	Broker Non-Votes

Jordan Gnat	10,817,456	1,936,957	2,315,097
Erika Serow	9,134,589	3,619,824	2,315,097

2. Approval of amendments to the 2018 Long-Term Incentive Plan, including an increase in the number of shares available for issuance under the Plan, was approved by the stockholders by the votes set forth below:

For:	11,028,230
Against:	1,723,866
Abstain:	2,317
Broker Non-Votes:	2,315,097

3. The appointment of RSM US LLP as Lazydays’ independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified by the stockholders by the votes set forth below:

For:	14,997,203
Against:	70,702
Abstain:	1,605

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZYDAYS HOLDINGS, INC.

June 10, 2022	By	/s/ Nicholas J. Tomashot
Date		Nicholas J. Tomashot
Chief Financial Officer